Exhibit 10.5

CIFC DIRECT LENDING EVERGREEN FUND

A Delaware Statutory Trust

CONFIDENTIAL SUBSCRIPTION DOCUMENTS

Investment Adviser:

CIFC Private Credit Management LLC

1 SE 3rd Ave, Suite 1660

Miami, Florida 33131

U.S.A.

NO SECURITIES OF CIFC DIRECT LENDING EVERGREEN FUND HAVE BEEN RECOMMENDED, APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) OR BY THE SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OF ANY OTHER JURISDICTION, NOR HAS THE SEC OR ANY SUCH SECURITIES REGULATORY AUTHORITY PASSED UPON THE ADEQUACY OR ACCURACY OF THESE SUBSCRIPTION DOCUMENTS (“SUBSCRIPTION DOCUMENTS”) OR ANY OF THE ATTACHMENTS HERETO. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

For Internal Use only:

Subscription Amount: ____________

Subscription Date: _______________

CIFC DIRECT LENDING EVERGREEN FUND

SUBSCRIPTION INSTRUCTIONS

Please find the Subscription Agreement (with two copies of the Subscriber Signature Page) that are enclosed with or attached to these Subscription Instructions.

To subscribe for common shares of beneficial interest of CIFC Direct Lending Evergreen Fund, a prospective shareholder must review the Subscription Documents and complete and return certain of the Subscription Documents as instructed below.

I. Read the Subscription Agreement in its entirety and complete:

a.
Attachment A, Sign and date both copies of the Signature Pages to the Subscription Agreement;
b.
The information requested in the Subscriber Questionnaire on Attachment B of the Subscription Agreement; and
c.
(A)(i) Substitute IRS Form W-9 Certifications or (ii) an IRS Form W-9; or (B) an appropriate IRS Form W-8 (IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8EXP, IRS Form W-8IMY or IRS Form W-8ECI, as applicable) as described on Attachment C.

II. Read the Privacy Notice in Attachment E.

III. Please send copies of items in I above to Citco Fund Services (USA) Inc. (the “Sub-Administrator”) via email to investortrades@citco.com, copying the legal department at legaldepartment@cifc.com.

I-1

CIFC Direct Lending Evergreen Fund

SUBSCRIPTION AGREEMENT

The undersigned (the “Subscriber”) hereby agrees (and if the Subscriber comprises multiple or joint subscribers such subscribers hereby jointly and severally agree) with CIFC Direct Lending Evergreen Fund, a Delaware statutory trust that has elected to be treated as a business development company (a “BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”) (the “Fund”), as follows (capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Fund’s Confidential Private Placement Memorandum (the “Memorandum”)):

1.
Subscription. The Subscriber hereby subscribes for common shares of beneficial interest (“Shares”) of CIFC Direct Lending Evergreen Fund in the amount specified on Attachment A hereto in accordance with and subject to the terms, provisions and conditions set forth herein and in the Memorandum. Shares of the Fund will be issued at a price equal to: (i) the net asset value per share of the Fund, as described in the Fund’s Memorandum; plus (ii) an amount that appropriately reflects the Subscriber’s pro rata portion of the Fund’s organizational and offering expenses.
2.
Acceptance/Rejection of Subscription. Acceptance of this Subscription Agreement shall be by return of one (1) copy of this Subscription Agreement, executed by the Fund, which shall be sent to the Sub-Administrator via email to investortrades@citco.com, copying the legal department at legaldepartment@cifc.com. The Subscription Agreement must be received no later than five (5) Business Days prior to the first day of a calendar month (each, a “Subscription Date”), or such other period acceptable to the Fund in its sole discretion. The Subscriber understands that the Fund reserves the right to reject the subscription evidenced by this Subscription Agreement in whole or in part for any reason whatsoever (the amount of the capital contribution accepted by the Fund is specified on the Fund’s signature page hereto and is referred to herein as the Subscriber’s “Capital Contribution”). Return, acceptance, and/or rejection of this Subscription Agreement may be made through electronic means, in the sole discretion of the Fund, and the Subscriber hereby consents to use of such electronic means. A “Business Day” means any day on which the New York Stock Exchange is open for normal business and/or such other day or days as the Fund may from time to time determine.
3.
Capital Contributions. The Subscriber shall pay the full amount of its Capital Contribution specified on the Fund’s signature page hereto. Unless otherwise agreed to by the Fund, Capital Contributions to the Fund must be made by wire transfer of immediately available funds no later than one (1) Business Day prior to the relevant Subscription Date.
4.
Acknowledgements, Representations, Warranties and Agreements. The Subscriber acknowledges, represents, warrants and agrees that the following statements are true as of the date hereof and will be true as of the date the Fund admits the subscriber as a shareholder (“Shareholder”), and on each date on which the Subscriber makes any additional Capital Contributions to the Fund:
(a)
Subscriber Information. The Subscriber, Contact and Distribution Information, including the information pertaining to the financial institution from which Capital Contributions will be paid to the Fund, specified by the Subscriber on Attachment B hereto is complete and correct.
(b)
Subscriber’s Diligence. The Subscriber has been furnished with, and has carefully read, the Memorandum, the Declaration of Trust and Bylaws of the Fund, each as they may be amended or supplemented from time to time (the “Organizational Documents”), and Part 2A of CIFC Private Credit Management LLC, the Fund’s investment adviser’s (the “Investment Adviser”) Form ADV (“Form ADV”) and has carefully read and understands the Memorandum, the Organizational Documents, Form ADV, and this Subscription Agreement. In considering its subscription for Shares, the Subscriber has been given the opportunity to (i) make a thorough investigation of the current and proposed activities of the Fund, has been furnished with all materials relating to the Fund and its proposed activities that the Subscriber has requested, and has been afforded the opportunity to obtain any additional information necessary to verify the accuracy of any representations made or information conveyed to the Subscriber, and (ii) ask questions of, and receive answers from, the Investment Adviser concerning the terms and conditions and other matters pertaining to an investment in the Fund. In considering its subscription for the Shares, the Subscriber has not relied upon any representations made by, or other information (whether oral or written) furnished by or on behalf of, the Fund, any placement agent (if applicable), or any director, officer, employee, or agent of the Fund or any affiliate of such persons, other than as set forth in the Memorandum, this Subscription Agreement and the Registration Statement. The Subscriber acknowledges and agrees that to the extent that the terms of the Fund described in the Memorandum are inconsistent with the terms of the Organizational Documents or this Subscription Agreement, the terms of the Organizational Documents and this Subscription Agreement shall control. The Subscriber recognizes that an investment in the Fund involves certain risks and the Subscriber understands and accepts the risks related to the subscription for the Shares. The Subscriber is able to bear the economic risks of this investment and has adequate means of providing for current needs and possible contingencies. The Subscriber acknowledges that the past performance of any investments or investment funds in whose management the Fund, the Investment Adviser or their respective affiliates participated cannot be construed as any indication of the future results of an investment in the Fund, and there can be no assurance that the Investment Adviser will be successful in implementing the Fund’s strategy. The Subscriber has carefully considered and has, to the extent it believes such discussion necessary, discussed with legal, tax, accounting and financial advisers the suitability and potential risks of the subscription for the Shares in light of its particular tax and financial situation, and has determined that the subscription for the Shares is a suitable investment.

(c)
Subscriber’s Sophistication. The Subscriber (either alone or together with any advisors retained by such Subscriber in connection with evaluating the merits and risks of the prospective investment in the Fund) has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of subscribing for the Shares, does not require liquidity in its investment in the Fund, and is able to bear the economic risk of its investment in the Fund for an indefinite period of time, including a complete loss of capital.

The Subscriber confirms that none of the Fund, the Investment Adviser or their respective affiliates guarantees the success of an investment in the Fund or that substantial or total losses will not be incurred on such investment.

(d)
Counsel to the Fund and the Investment Adviser. The Subscriber acknowledges that Dechert LLP represents only the Fund and the Investment Adviser, and not the Subscriber, in connection with the formation of the Fund and the offer and sale of the Shares, and that the Subscriber should consult its own legal and tax advisors in connection therewith.
(e)
Subscription for Investment Only. The Shares are being subscribed to the Subscriber’s own account for investment only and not with a view to, or with any intention of, a distribution or resale thereof, in whole or in part, or granting any participation therein.
(f)
Potential Conflicts. The Subscriber has reviewed and understands the investment guidelines and conflicts of interest of the Fund described in the Memorandum. The Subscriber acknowledges that, pursuant to the Organizational Documents and subject to applicable law, the Fund may engage in certain transactions with or alongside certain of its Affiliates, and the Investment Adviser may aggregate sales and purchase orders for the Fund with similar orders being made simultaneously for, other accounts and investment vehicles managed by the Investment Adviser and its Affiliates subject to applicable law, including the Investment Company Act.

The Subscriber acknowledges that the Investment Adviser or its respective affiliates may manage other investment funds, investment vehicles and/or accounts in addition to the Fund and that the Investment Adviser may have financial and other incentives to favor certain of such investment funds, investment vehicles and/or accounts over the Fund.

The Subscriber expressly accepts the potential conflicts of interest inherent in such transactions.

(g)
No Derivative Transactions. Unless otherwise agreed in a separate writing by the Fund, the Subscriber represents and warrants that the Subscriber has not entered and will not enter into: (i) a swap, structured note or other derivative instrument with a third party, the return from which is based in whole or in part on the return of the Fund; or (ii) a variable annuity or insurance policy with a third party, the value of which is based in whole or in part on the return of the Fund.

(h)
ERISA and Related Matters. Each Subscriber (i) acknowledges that in view of developments in the law and applicable regulations, or other circumstances, the Fund may require additional information from the Subscriber to comply with the requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or the Code, and (ii) agrees to provide additional information reasonably requested by the Fund from time to time to determine whether the Fund is treated as holding plan assets subject to ERISA, the Code, or any federal, state, local, non-US or other law or regulation that contains provisions that are similar to the fiduciary responsibility or prohibited transaction provisions contained in Title I of ERISA or Section 4975 of the Code (“Similar Law”). Accordingly, the Subscriber has fully and accurately completed Section H of Attachment B. If the investment in the Fund is being made, in whole or in part, on behalf of an employee benefit plan subject to Title I of ERISA, any plan which is subject to Section 4975 of the Code, or any entity deemed under 29 C.F.R. Section 2510.3-101 as modified by Section 3(42) of ERISA (the “Plan Asset Regulations”), to hold plan assets of one or more such employee benefit plans or plans (each a “Benefit Plan Investor”) or an employee benefit plan that is not a Benefit Plan Investor but is subject to any Similar Law (collectively, a “Plan”):

i. the decision to invest in the Fund was made by the applicable fiduciaries that have the authority and discretion to and are duly authorized to make such investment with appropriate consideration of relevant investment factors with regard to the Plan and the investment strategy and concentration of investments of the Fund are appropriate and proper for the Plan in light of the overall investment strategy and investment diversification for the Plan as a whole and the investment in the Fund is consistent with the Subscriber’s fiduciary duties under ERISA, the Code or any applicable Similar Law;

ii. the decision to invest assets of the Plan in the Shares was made, consistent with the Plan’s procedures and applicable law, by a fiduciary or fiduciaries (“Plan Fiduciaries”) independent of the Investment Adviser and the Fund, which fiduciaries are duly authorized to make such investment decisions and have not relied on any advice or recommendation of the Investment Adviser, the Fund or any of their employees, representatives, partners, members, managers, agents or affiliates;

iii. none of the Investment Adviser, the Fund or any of their employees, representatives, members, managers, agents or affiliates has exercised any discretionary authority or control with respect to the Plan’s investment in the Shares, nor has the Investment Adviser, the Fund or any of their employees, representatives, members, managers, agents or affiliates rendered individualized investment advice to the Plan based upon the Plan’s investment policies or strategy, overall portfolio composition or diversification;

iv. the Investment Adviser is responsible only for the assets of the Fund and the Investment Adviser has no responsibility or authority with respect to any other assets of the Plan with respect to: (A) the contents of the employee benefit plan comprising the Subscriber and applicable trust documents, (B) the role that the Subscriber’s investment in the Fund plays in the context of the Plan’s overall portfolio; (C) the composition of the Plan’s portfolio with regard to diversification; (D) the liquidity and anticipated current return of the Subscriber’s portfolio relative to the anticipated cash flow requirements of the Subscriber; or (v) the projected return of the portfolio with respect to the funding objectives of the Subscriber;

v. the terms of the Organizational Documents and the current Memorandum of the Fund comply with the Plan’s governing instruments and applicable laws governing the Plan, its acquisition, holding and disposition of the Shares does not constitute a non-exempt “prohibited transaction” under ERISA or the Code and the Plan shall promptly advise the Investment Adviser in writing of any changes in any governing law or any regulations or interpretations thereunder affecting the duties, responsibilities, liabilities or obligations of the Fund, the Investment Adviser or any of their employees, representatives, partners, members, managers, agents or affiliates;

vi. if the Plan is subject to any Similar Law (A) it is not subject to any law or regulation that could cause the underlying assets of the Fund to be treated as assets of the Plan subjecting the Fund to any Similar Law, and (B) its acquisition, holding and disposition of the Shares do not and will not constitute or result in a non-exempt violation of any applicable Similar Law;

vii. the Subscriber acknowledges that it is intended that the Fund will not hold “plan assets” as defined by the Plan Asset Regulations and, accordingly, the Subscriber acknowledges that the Fund has the authority to require the transfer or sale of any Shares if the continued holding of such Shares if the Fund reasonably believes that the continued participation in the Fund could cause its assets to be deemed to be, or to be at a material risk of being deemed to be, “plan assets” as defined by the Plan Asset Regulations; and

viii. the Subscriber agrees to from time to time hereafter to deliver to the Fund, in writing, all of the information that the Fund may reasonably request in order to avoid being subject to, or violations of, any provision of ERISA, Section 4975 of the Code or any Similar Law and promptly will notify the Fund, in writing, of any change in the information so furnished.

The Subscriber’s answers set forth in Attachment B are true and complete and the Subscriber shall promptly notify the Fund of any changes affecting such answers at any time.

(i)
Not a Registered Offering. The Subscriber is fully aware that the offering and sale of Shares, including the Shares being acquired by the Subscriber, have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any applicable securities laws of any states or other jurisdictions and have been made in reliance upon federal and state exemptions for transactions not involving a public offering. In furtherance thereof, the Subscriber represents and warrants that he, she or it is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act (an “Accredited Investor”) and hereby makes the representations and warranties contained in Section G of Attachment B.
(j)
No General Solicitation. The Subscriber is not subscribing for the Shares as a result of, or subsequent to, reviewing or otherwise being exposed to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media (including any internet site) or broadcast over television or radio, or (ii) any form of general solicitation, such as a seminar or meeting whose attendees, including the Subscriber, had been invited pursuant to, or as a result of or subsequent to reviewing or otherwise being exposed to, any of the foregoing. The Subscriber is not aware of any reason why the offering of the Shares should fail to qualify as a private placement under the Securities Act.
(k)
No SEC Approval. Neither the Shares nor any other interest in the Fund has been recommended, approved or disapproved by the SEC or by the securities regulatory authority of any state or of any other jurisdiction, nor has the SEC or any such securities regulatory authority passed upon the adequacy or accuracy of the Memorandum, the Organizational Documents, this Subscription Agreement or any of the respective exhibits or attachments thereto or hereto. Any representation to the contrary is a criminal offense.
(l)
Restrictions on Transfer. The Subscriber understands that the Shares cannot be resold, pledged, assigned, transferred, conveyed, exchanged or otherwise disposed of (i) without the Fund’s prior written consent and (ii) unless such transfer is made in connection with transactions exempt from, or not subject to, the registration requirements of the Securities Act, and otherwise in accordance with applicable securities laws.
(m)
CFTC Registration. The Subscriber acknowledges that the Investment Adviser is exempt from registration as a “commodity pool operator” and “commodity trading advisor”, respectively, with the Commodity Futures Trading Commission (“CFTC”) with respect to the Fund pursuant to an exemption under CFTC Rule 4.5. Consequently, the Investment Adviser will not be required by CFTC rules to deliver to Shareholders a disclosure document or a certified annual report in accordance with CFTC regulations.
(n)
No Redemption Rights. The Subscriber acknowledges and understands that it has no redemption rights under the Memorandum, and the Shares are subject to substantial restrictions on transfer.
(o)
Independent Decision; Power and Authority; No Conflicts. If the Subscriber is an entity: (i) it was not formed or recapitalized (e.g., through new investments made in the Subscriber solely for the purpose of financing its acquisition of the Shares and not pursuant to a prior financial commitment) for the purpose of investing in the Fund; (ii) its decision to purchase the Shares was made in a centralized fashion (e.g., by a board of directors, general partner, manager, trustee, investment committee or similar governing or managing body); (iii) it is not managed to facilitate the individual decisions of its beneficial owners regarding investments (including the purchase of the Shares); (iv) its shareholders, partners, members or beneficiaries, as applicable, did not and will not (A) have any discretion to determine whether or how much of the Subscriber’s assets are invested in any investment made by the Subscriber (including the Subscriber’s purchase of the Shares), or (B) have the ability individually to elect whether or to what extent such shareholder, partner, member or beneficiary, as applicable, will participate in the Subscriber’s purchase of the Shares; (v) it is duly organized or formed, validly existing and in good standing (if applicable) under the laws of its jurisdiction of organization or formation, and the execution, delivery and performance by it of this Subscription Agreement are within its powers, have been duly authorized by all necessary corporate or other action on its behalf (and on behalf of any entity on whose behalf the Subscriber is acting), require no action by or in respect of, or filing with, any governmental body, agency or official except as has been previously obtained and is in full force and effect, and do not and will not contravene, or constitute a default under, any provision of applicable law or regulation or of its certificate of incorporation or other comparable organizational documents or any agreement, judgment, injunction, order, decree or other instrument to which the Subscriber is a party or by which the Subscriber or any of its properties is bound; and (vi) it has its principal place of business at the address set forth on Attachment B hereto.
(p)
Power and Capacity; No Conflicts. The execution, delivery and performance by the Subscriber of this Subscription Agreement is within the Subscriber’s legal right, power and capacity, require no action by or in respect of, or filing with, any governmental body, agency or official, and do not and will not contravene, or constitute a default under, any provision of applicable law or regulation or of any agreement, judgment, injunction, order, decree or other instrument to which the Subscriber is a party or by which the Subscriber is bound.
(q)
Due Execution; Binding Agreement. This Subscription Agreement has been duly executed and delivered by the Subscriber. This Subscription Agreement constitutes a valid and binding agreement of the Subscriber, enforceable against the Subscriber in accordance with its terms.
(r)
Rule 506(d).
(i)
The Subscriber is not subject to any conviction, order, judgment, decree, suspension, expulsion, bar, injunction, investigation or proceeding, and has not filed or been named in a registration statement or Regulation A offering statement, such that the Fund (i) would be unable to rely on Rule 506 of Regulation D under the Securities Act or (ii) would be required to make disclosures under Rule 506(d) of Regulation D under the Securities Act, in each case assuming the Subscriber were to own, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, twenty percent (20%) or more of the outstanding voting equity securities of the Fund, calculated on the basis of (1) voting power, which includes the power to vote, or to direct the voting of, such securities; and/or (2) investment power, which includes the power to dispose, or to direct the disposition of, such securities.
(ii)
The Subscriber may be required, at the Fund’s discretion, to complete an additional questionnaire for the purposes of complying with Rule 506(d) of Regulation D prior to the Subscriber’s purchase of Shares, or at any time after such purchase and while the Subscriber continues to hold such Shares. The Subscriber agrees to complete and return such questionnaire to the Fund as soon as practicable.
5.
Tax Matters.
(a)
The Subscriber makes the substitute Internal Revenue Service (“IRS”) Form W-9 certifications or, if a Form W-9 or Form W-8 is provided, as applicable, certifies that the information contained in such Form W-9 or Form W-8 is true, correct and complete, pursuant to Attachment C. The Subscriber agrees to furnish to the Fund such additional information, documentation and certifications as the Fund may from time to time request, including, without limitation, information, documentation and certification requested by the Fund in order for the Fund to (a) comply with the provisions of the Foreign Account Tax Compliance Act, any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Internal Revenue Code of 1986, as amended (the “Code”) (which, for the avoidance of doubt, the Fund or a related vehicle may enter in the sole discretion of the Fund), any fiscal or regulatory legislation, rules, or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation thereof, and any similar non-U.S. reporting regime (together, “FATCA”) and any other tax accounting, withholding and reporting obligations, and (b) qualify for reduced rates of withholding pursuant to a tax treaty or otherwise, refunds, reclaims, credits or similar benefits. The Subscriber further agrees to notify the Fund immediately of any change in the information, documentation or certifications provided pursuant to this Section 5(a). In the event of any change in the applicable status of the Subscriber, or in the event that any information, documentation or certifications previously provided to the IRS becomes incorrect or obsolete (including, without limitation, by operation of law), the Subscriber will promptly inform the Fund thereof and execute and deliver updated information, documentation and certifications, including applicable new IRS forms.
(b)
The Subscriber understands that the Fund has filed or intends to file elections to be treated as (i) a BDC under the Investment Company Act and (ii) a regulated investment company within the meaning of Section 851 of the Code for U.S. federal income tax purposes; pursuant to those elections, the Subscriber will be required to furnish certain information to the Fund as required under Treasury Regulation

Section 1.852-6(a) and other regulations. If the Subscriber is unable or refuses to provide such information directly to the Fund, the Subscriber understands that it will be required to include additional information on its income tax return as provided in Treasury Regulation Section 1.852-7.
6.
Anti-Money Laundering. As an inducement to the Fund to accept this Subscription Agreement, the Subscriber hereby represents, warrants and, if applicable, covenants to the Investment Adviser and the Fund (the “AML Parties”) as follows:
(a)
All evidence of identity provided by the Subscriber to the AML Parties is genuine, and all related information furnished by the Subscriber to the AML Parties is accurate. In order to prevent an investment in the Fund from being used as a means of money laundering, the Fund at its discretion may require a detailed verification of the identity of the Subscriber and source of funds (as well as the Subscriber’s direct or indirect beneficial owners, if any). The Subscriber restates and reaffirms the representations and warranties made by the Subscriber in Section 4(e) in the specific context of money-laundering prevention. Unless otherwise stated herein, the Subscriber is not acting as agent, representative, intermediary/nominee or in any similar capacity for any other person.
(b)
The Subscriber agrees to provide any information deemed necessary from time to time by any AML Party to comply with applicable anti-money laundering laws, any AML Party’s anti-money laundering program and/or related responsibilities.
(c)
The Subscriber (or, if an entity, an authorized officer, director, partner, member, manager or other similar person thereof) certifies that: (i) it is in compliance with all applicable anti-money laundering laws and regulations and, if legally required to maintain anti-money laundering policies (“AML Policies”) does so as required; and (ii) it has not received a deficiency letter, negative report or any similar determination regarding, and there is no current investigation relating to, its compliance with any applicable anti-money laundering laws and regulations and, if applicable, its AML Policies, from a person responsible for reviewing or auditing compliance therewith or from a regulator.
(d)
The Subscriber represents, warrants and covenants that none of the Subscriber, any person controlling, controlled by, or under common control with, the Subscriber, or any person having a beneficial interest in the Subscriber or that will have a beneficial interest in the Shares, is a Prohibited Investor,1 and that the Subscriber is

1.
“Prohibited Investors” include: (1) a Person that is the subject of any sanctions administered or enforced by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”); the U.S. Department of State; the U.S. Department of Commerce; the United Nations Security Council; the European Union; or His Majesty’s Treasury; (2) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons maintained by OFAC, any SEC-maintained blocked persons list or other lists as required by law, the Investment Adviser or the Fund; (3) any Foreign Shell Bank (as defined below); and (4) any Person resident in or whose subscription funds are transferred from or through an account in a jurisdiction that is designated as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering (“FATF”), of which the U.S. is a member, and with which designation the U.S. representative to the group or organization continues to concur. See http://www.fatf-gafi.org for FATF’s list of Non-Cooperative Jurisdictions and Territories.

not investing and will not invest in the Fund on behalf of or for the benefit of any Prohibited Investor. The Subscriber acknowledges that, if, following issuance of the Shares to the Subscriber, an AML Party reasonably believes that the Subscriber (or any of Subscriber’s direct or indirect beneficial owners) is a Prohibited Investor, has otherwise breached any of the Subscriber’s representations, warranties or covenants set forth herein, furnished incorrect information to the Fund, or otherwise caused concerns under any AML Party’s anti-money laundering program and/or related responsibilities (as applicable), the Fund may freeze the Subscriber’s Shares, which the Fund may do by segregating the assets attributable to the Subscriber’s Shares and/or taking such other action as the Fund considers necessary or advisable in order to comply with applicable law, rules or regulations, including requiring the mandatory withdrawal of all or a portion of the Subscriber’s Shares.
(e)
None of the Subscriber or any director, officer, partner, member, shareholder, Affiliate or beneficial owner of the Subscriber is a Senior Foreign Political Figure,2 any member of a Senior Foreign Political Figure’s Immediate Family3 or any Close Associate4 of a Senior Foreign Political Figure.

2.
“Senior Foreign Political Figure” means a current or former senior political official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a senior official of a major non-U.S. political party, or a senior executive of a non-U.S. government-owned corporation. In addition, a Senior Foreign Political Figure includes any corporation, business or other entity that has been formed by, or for the benefit of, a Senior Foreign Political Figure. Senior executives are individuals with substantial authority over policy, operations or the use of government-owned resources.
3.
“Immediate Family,” with respect to a Senior Foreign Political Figure, typically includes such Senior Foreign Political Figure’s parents, siblings, spouse, children and in-laws.
4.
“Close Associate” means, with respect to a Senior Foreign Political Figure, a person who is widely and publicly known to maintain an unusually close relationship with such Senior Foreign Political Figure and includes a Person who is in a position to conduct substantial U.S. and non-U.S. financial transactions on behalf of such Senior Foreign Political Figure.

(f)
The Subscriber is not resident in, or organized or chartered under the laws of, a jurisdiction that has been designated by the U.S. Secretary of the Treasury under Section 311 or 312 of the Uniting and Strengthening America by Providing Appropriate Tools Required to Interrupt and Obstruct Terrorism (USA PATRIOT) Act of 2001 (the “USA PATRIOT Act”) as warranting special measures due to money laundering concerns.5
(g)
The Subscriber’s Capital Contributions to the Fund do not originate from, nor shall they be routed through, an account maintained at a Foreign Shell Bank,6 an “offshore bank” or a bank organized or chartered under the laws of a jurisdiction that is designated as non-cooperative with international anti-money laundering principles.
(h)
The Subscriber acknowledges and agrees that any distributions paid to the Subscriber by the Fund shall only be paid to the same account from which the Subscriber’s Capital Contributions were originally remitted, unless the Fund, in its sole discretion, agrees otherwise.
(i)
The Subscriber acknowledges and agrees that the AML Parties may release confidential information concerning the Subscriber and, if applicable, any person with a direct or indirect beneficial interest in the Subscriber’s Shares or in the Subscriber itself, to Affiliates or agents, as well as regulatory or law enforcement authorities, if any AML Party determines that it is required or advisable to do so in order to ensure compliance with law or if any AML Party considers such disclosure necessary or appropriate in the normal course of business or to enable them properly to conduct their affairs. The Subscriber agrees that any AML Party may share information with agents, Affiliates and other service providers in connection with

5.
The U.S. Treasury Department’s Financial Crimes Enforcement Network (“FinCEN”) issues advisories regarding countries of primary money laundering concern. FinCEN’s advisories are posted at https://www.fincen.gov/resources/advisoriesbulletinsfact-sheets.
6.
“Foreign Shell Bank” means a Foreign Bank (as defined below) without a Physical Presence (as defined below) in any country, but does not include a Regulated Affiliate (as defined below).

“Foreign Bank” means an organization that: (i) is organized under the laws of a country outside the U.S.; (ii) engages in the business of banking; (iii) is recognized as a bank by the bank supervisory or monetary authority of the country of its organization or principal banking operations; (iv) receives deposits to a substantial extent in the regular course of its business; and (v) has the power to accept demand deposits, but does not include the U.S. branches or agencies of a non-U.S. bank.

“Physical Presence” means a place of business that is maintained by a Foreign Bank and is located at a fixed address, other than solely a post office box or an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities, at which location the Foreign Bank: (i) employs one or more individuals on a full-time basis; (ii) maintains operating records related to its banking activities; and (iii) is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities.

“Regulated Affiliate” means a Foreign Shell Bank that: (i) is an affiliate of a depository institution, credit union or Foreign Bank that maintains a Physical Presence in the United States or a non-U.S. country, as applicable; and (ii) is subject to supervision by a banking authority in the country regulating such affiliated depository institution, credit union or Foreign Bank.

the services they provide to the Fund, provided that such parties agree to preserve the confidentiality of such confidential information or are otherwise obligated to preserve the confidentiality of such confidential information pursuant to applicable law, rules or regulations.
(j)
The Subscriber, by executing this Subscription Agreement, represents and warrants that the Subscriber’s Capital Contribution funds were derived from legal sources.
(k)
In addition to the foregoing, each AML Party reserves the right, but is not required, to request such information as such AML Party may deem necessary or advisable to verify the identity of the Subscriber (or the Subscriber’s direct or indirect beneficial owners) and/or the Subscriber’s source of funds, or to require the Subscriber, if an entity, to provide a copy of its anti-money laundering policies to the applicable AML Party. In the event of any delay or failure by the Subscriber to produce any information so requested, the Investment Adviser or the Fund may, until proper information has been provided, refuse to accept any new subscriptions; refuse to process a transfer requested by the Subscriber; and/or delay or withhold distributions. The Fund reserves the right to require the Subscriber to withdraw its investment if at any time the Subscriber fails to provide any additional information requested by any AML Party for verification purposes, for purposes of evaluating the Subscriber’s anti-money laundering policies in light of applicable regulation and/or any AML Parties’ related AML responsibilities, or as may be required by applicable law, rules or regulations.
(l)
The Subscriber agrees that it shall have no claim against any AML Party for any form of damages as a result of any AML Party taking any of the actions referred to in this Section 6.
(m)
The Subscriber understands and acknowledges that the Investment Adviser and the Fund also reserve the right to refuse to pay any distributions to the Subscriber if the Fund suspects or is advised that the payment of distributions to the Subscriber may be non-compliant with applicable law, rules or regulations, or if such refusal is considered necessary or advisable to ensure the compliance by the Fund with such law, rules or regulations.

The Subscriber agrees promptly to notify THE AML Parties, or, in the case of the FUND, the Person appointed by the FUND to administer the FUND’s anti-money laundering program as notified to the Subscriber by the FUND, if any of the foregoing representations, warranties or covenants IS no longer accurate or if the Subscriber is not complying with any of the foregoing covenants, in each case in all material respects.

7.
Additional Information. The Subscriber agrees to supply any additional written information concerning the representations in this Subscription Agreement that the Fund may reasonably request.
8.
Confirmation of Representations. The Subscriber hereby confirms the accuracy of the representations in this Subscription Agreement, including the attachments hereto, to the Fund as of the date the Fund accepts this Subscription Agreement and as of each subsequent date on which the Subscriber acquires any additional Shares of the Fund and will promptly notify the Fund if the Subscriber becomes aware that such representations are, at any time, inaccurate in any respect.
9.
Additional Capital Contribution. In order to make an additional Capital Contribution to the Fund, the Subscriber must complete, sign and deliver to the Fund an Additional Contribution Request in the form attached hereto as Attachment D (or such other form as may be established by the Fund from time to time). The Subscriber understands that the Fund reserves the right to reject any additional Capital Contribution requests in whole or in part for any reason whatsoever.
10.
Indemnification. The Subscriber shall indemnify and hold harmless the Investment Adviser, the Fund, any administrator of the Fund and their respective officers, employees and agents (the “Indemnified Persons”) from and against any losses, claims, damages, liabilities, costs or expenses to which any of them may become subject arising out of or based upon any false representation or warranty, or any breach of or failure to comply with any covenant or agreement, made by the Subscriber in this Subscription Agreement or in any other document furnished to the Fund in connection with the Subscriber’s acquisition of the Shares. The Subscriber will reimburse each Indemnified Person and the Fund for their reasonable legal and other expenses (including the cost of any investigation and preparation) as they are incurred in connection with any action, proceeding or investigation arising out of or based upon the foregoing. The indemnity and reimbursement obligations of the Subscriber under this Section 10 shall be in addition to any liability which the Subscriber may otherwise have.
11.
Disclosure of Information. The Subscriber consents to the disclosure by the Investment Adviser and the Fund of the Subscriber’s identity, investment in the Fund and qualification to invest in the Fund (e.g., the Subscriber’s status as an Accredited Investor), as well as any relationship between the Subscriber and the Investment Adviser (a) to the Investment Adviser and its Affiliates, (b) to existing and prospective investors in the Fund and any other investment funds, accounts or programs sponsored or managed by the Investment Adviser or its Affiliates; (c) to any bank or other party with whom the Fund has or intends to conduct business that has requested such information; (d) to any regulatory authority having jurisdiction over the Investment Adviser, the Fund, any Shareholder or any of their respective Affiliates or any regulatory authority that requests such information in connection with any proposed investment or disposition of an investment; (e) in connection with any litigation or other dispute or otherwise as necessary or appropriate to enforce the terms of the Memorandum; (f) to any directors, officers, employees, agents, attorneys or accountants of the Investment Adviser, the Fund or any of their respective Affiliates; and (g) as required by any law, rule or regulation or in response to any subpoena or other legal process.

12.
Distribution Information. If the Subscriber elects to receive distributions in cash and such election is approved by the Fund, such distributions and other amounts payable to the Subscriber will be paid by wire transfer to the account indicated on Attachment B hereto. The Fund is authorized to pay such distributions to the account indicated on Attachment B hereto until five (5) Business Days after it has received from the Subscriber, in writing, new payment instructions. None of the Investment Adviser or the Fund in writing from time to time, any administrator of the Fund and their respective partners, members, managers, directors, officers, employees and agents, as applicable, shall have any liability for any distribution or payment paid to the account indicated on Attachment B hereto or as subsequently elected in writing by the Subscriber.
13.
Electronic Communication. By providing the Subscriber’s email address in Attachment B, the Subscriber hereby consents to the policies and procedures set forth below with respect to Fund communications to its investors, in particular, the Subscriber expressly consents to the Fund’s use of electronic means, as described herein, to send correspondence that may contain private information about the Subscriber.
(a)
The Fund, the Investment Adviser and any administrator may send correspondence and documents to the Subscriber and otherwise communicate with the Subscriber using a variety of means including, but not limited to, by telephone, e-mail (including delivery of documents to the Subscriber by sending the Subscriber an e-mail that contains an unencrypted copy of the documents), password protected Internet website (upon prior notice of such availability), regular mail and facsimile. The Fund, in its sole discretion, will choose which method of delivery it uses with respect to any and all such communications.
(b)
The Subscriber’s consent given hereby applies to all current and future account statements; notices (including privacy notices); letters or notices to investors; other tax information such as any applicable state or local tax information; periodic or annual reports; annual audited financial statements; and regulatory communications and other information, documents, data and records regarding each Shareholder’s investment in the Fund. The Subscriber acknowledges that such documents may contain confidential information that is specific to the Subscriber’s personal financial matters.
(c)
The Fund, the Investment Adviser and any administrator will not be liable for any interception of communications to the Investor.
(d)
The Fund, the Investment Adviser and any administrator may use the Subscriber’s address, e-mail address, telephone and facsimile numbers provided in this document for notices. The Subscriber’s consent to the provisions of this Section 13 will take effect immediately and will remain in effect as long as the Subscriber is a Shareholder.
(e)
By executing this Subscription Agreement, Subscriber acknowledges receipt of the Privacy Notice of CIFC Private Credit Management LLC included in Attachment E hereto.

(f)
Notwithstanding anything to the contrary set forth in this Subscription Agreement, any subscription agreement or Subscription Documents, or the Memorandum, nothing in such documents or any other relevant policies of the Investment Adviser and the Fund limit or restrict, or are intended to limit or restrict in any way, any Subscriber and/or Shareholder from reporting or communicating possible violations of law or regulation to any governmental agency or entity or making other disclosures or communications that are protected under the whistleblower provisions of federal or state law or regulation, nor is any Subscriber and/or Shareholder required to notify the Fund of any such communication.

The Fund does not impose any additional charge for electronic delivery, but the Subscriber acknowledges that it may incur charges from internet service providers and telephone companies. In addition, the Subscriber acknowledges that there are risks, such as systems outages and interception of communications, that are associated with electronic delivery.

14.
Reliance. The Subscriber understands that the information provided in this Subscription Agreement will be relied upon by the Fund and/or Investment Adviser, including without limitation for the purpose of determining the eligibility of the Subscriber to purchase or hold the Shares and/or for the purpose of making any required filings pursuant to applicable securities laws. The Subscriber shall inform the Fund and/or Investment Adviser in writing promptly if any such information provided herein (including the schedules hereto and any other documents provided by the Subscriber to the Fund or Investment Adviser in connection with its investment in the Fund) ceases to be true and accurate and agrees to provide, if requested, any additional information that may reasonably be required by the Fund. In addition to the Subscriber’s agreement to provide updated information pursuant to other sections of this Subscription Agreement, the Subscriber will furnish to the Fund promptly, upon request, any information about the Subscriber reasonably determined by the Fund to be necessary or required by third parties for the evaluation, structuring, implementation or consummation of the Fund’s investments or for the formation, operation, dissolution, winding-up or termination of the Fund, including, without limitation, governmental agencies and authorities, if relevant.
15.
Subscription Not Transferable. Neither this Subscription Agreement nor the rights accruing to the Subscriber pursuant to this Subscription Agreement shall be transferable without the Fund’s prior written consent.
16.
Binding Agreement. This Subscription Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of the Subscriber, subject to the requirements of Section 10 hereof, and, if accepted by the Fund, shall be binding upon the Fund’s successors and assigns.
17.
Nominee or Custodian. If the Subscriber is acting as nominee or custodian for another person, entity or organization in connection with the Shares, the undersigned has so indicated on its signature page hereto. The acknowledgements, representations, warranties and agreements contained in Section 4 regarding the Subscriber are true and accurate with regard to the person, entity or other organization for which the undersigned is acting as nominee or custodian. Without limiting the generality of the foregoing, the representations and warranties regarding the status of the Subscriber in Attachment B are true with respect to, and accurately describe, the person, entity or organization for which the undersigned is acting as nominee or custodian. The person, entity or organization for which the undersigned is acting as nominee or custodian will not transfer or otherwise dispose of or distribute any part of its economic or beneficial interest in (or any other rights with respect to) the Shares without complying with all of the applicable provisions of the Memorandum as if such person, entity or organization were a Shareholder of the Fund and were transferring a Share in the Fund. If the undersigned is acting as nominee or custodian for another person, entity or organization, the undersigned agrees to provide such other information as the Fund may reasonably request regarding the undersigned and the person, entity or organization for which the undersigned is acting as nominee or custodian in order to determine the eligibility of the Subscriber to purchase the Shares.
18.
Waiver; Modification. Neither this Subscription Agreement nor any provision hereof may be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom such waiver, modification, discharge or termination is sought to be enforced.
19.
Headings. Section and subsection headings used herein are for convenience of reference only, are not part of this Subscription Agreement and shall not be considered in interpreting this Subscription Agreement.
20.
Separability. Each provision of this Subscription Agreement shall be considered separable and if for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Subscription Agreement which are valid.
21.
Counterparts. This Subscription Agreement may be executed in counterparts with the same effect as if the parties executing the counterparts had all executed one counterpart.
22.
Integration. This Subscription Agreement and the Organizational Documents constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior and contemporaneous agreements and understandings of the parties in connection therewith. No covenant, representation or condition not expressed in this Subscription Agreement or the Organizational Documents shall affect, or be effective to interpret, change or restrict, the express provisions of this Subscription Agreement.
23.
Power of Attorney. The Subscriber, by its execution hereof, hereby makes, constitutes and appoints the Fund its true and lawful agent and attorney in fact, with full power of substitution to such Fund and to each substitute so appointed and full power and authority in its name, place and stead, to make, execute, sign, acknowledge, swear to, record and file, as the case may be, (i) this Subscription Agreement; (ii) any instruments deemed advisable by the Fund to carry out the provisions of this Subscription Agreement and applicable law or to permit the Fund to become or to continue as a BDC; (iii) all instruments that the Fund deems appropriate to reflect a change, amendment or modification of this Subscription Agreement, or the Fund adopted in accordance with this Subscription Agreement; (iv) all conveyances and other instruments or papers deemed advisable by the Fund to effect the dissolution and termination of the Fund; (v) all fictitious or assumed name certificates required or permitted to be filed on behalf of the Fund; and (vi) all other instruments or papers that may be required or permitted by law to be filed on behalf of the Fund.

The foregoing power of attorney:

(a) is intended to secure an interest in property and in addition, the obligations of the Subscriber under this Subscription Agreement shall be irrevocable and survive the incapacity of each the Subscriber; and

(b) may be exercised by the Fund either by signing as attorney in fact for the Subscriber or executing an instrument by a single signature of the Fund acting as attorney in fact.

The foregoing power of attorney and all power and authority conferred thereby shall be irrevocable and durable and coupled with an interest and shall not be terminated or otherwise affected by any act or deed of the Subscriber or by operation of law, whether by the incapacity of the Subscriber or by the occurrence of any other event or events and if after the execution hereof the Subscriber shall suffer an incapacity, or any other such event or events shall occur before the completion of any of the transactions contemplated by this Subscription Agreement and this power of attorney, the attorney in fact is nevertheless authorized and directed to complete all such transactions as if such incapacity or other event or events had not occurred and regardless of notice thereof.

Notwithstanding the foregoing, upon the effectiveness of the resignation or withdrawal of, and related replacement of, the Fund, the foregoing power of attorney and all power and authority conferred thereby shall automatically terminate with respect to the replaced Fund.

The attorney in fact shall have full power to take and substitute the Investment Adviser in its place and stead, and the Subscriber hereby ratifies and confirms all that the attorney in fact or the Investment Adviser as its substitute shall do by virtue of these presents. All actions hereunder may be taken by the person named herein as attorney in fact or the Investment Adviser as its substitute. In the event of the incapacity of any attorney in fact, the remaining attorneys in fact may appoint a substitute therefor. The term “attorney in fact” as used herein shall include the respective substitutes of any attorney in fact.

The Subscriber shall execute and deliver to the Fund within five (5) days after receipt of the Fund’s request therefor such further designations, powers of attorney and other instruments as the Fund deems necessary or appropriate to carry out the terms of this Subscription Agreement or to confirm the power and authority granted by this Section 23.

24.
Governing Law. This Subscription Agreement shall have the effect of an instrument executed under seal and shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of laws thereof. The parties hereto consent to the personal jurisdiction of any state or federal court located within the State of Delaware for all causes of action arising out of this Subscription Agreement and any and all related documents and agreements. This consent to personal jurisdiction shall not be deemed a waiver of any right of any party to remove any litigation to a federal court located in the State of Delaware. Before commencing any legal proceeding, the parties shall endeavor to resolve any dispute arising out of or connected with this Subscription Agreement by non‑binding mediation conducted in New York, New York, in accordance with the Commercial Mediation Rules of the American Arbitration Association.

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ATTACHMENT A

SUBSCRIBER SIGNATURE PAGE

TO THE SUBSCRIPTION AGREEMENT FOR

CIFC Direct Lending Evergreen Fund

(DO NOT SIGN THIS DOCUMENT WITHOUT FIRST READING THE ATTACHED OR ENCLOSED SUBSCRIPTION AGREEMENT FOR CIFC Direct Lending Evergreen Fund. BY SIGNING BELOW, THE SUBSCRIBER HEREBY ACKNOWLEDGES THE ACCURACY OF ALL REPRESENTATIONS CONTAINED HEREIN AND THE GRANTING OF THE POWER OF ATTORNEY PROVIDED HEREIN.)

IN WITNESS WHEREOF, the Subscriber has executed this Subscription Agreement this ___ day of ___________, 202__.

FOR INDIVIDUALS:
(Signature of Individual)

(Printed Name)

(Signature of Individual)

(Printed Name)

FOR ENTITIES:
(Printed Name of Entity)

By:
(Signature of Authorized Person)

(Printed Name of Authorized Person)

(Title of Authorized Person)

A-1

Attachment B

Subscriber Questionnaire

Please provide the following information regarding the Subscriber.

A.
Investor lnformation

(lnvestor/Trustee/Executor/Authorized Signatory information)

First Name	Last Name

Social Security/Taxpayer ID#	Date of Birth (MM/DD/YYYY)

Telephone #	E-mail Address

Residential Address (no P.O. Box)

Street Address	City	State	Zip

Mailing Address (if different from above)

Street Address	City	State	Zip

Capital Contribution Amount

$

U.S. Taxable Account Types

☐	Individual

☐	Joint Tenant with Rights of Survivorship

☐	Transfer on Death

☐	Tenants in Common

☐	Community Property

☐	Uniform Gift /Transfer to Minors State of ______________

☐	Trust (Additional documentation required in Section C.)

☐	Corporation/Partnership (Additional documentation required in Section C.)

☐	Other _______________

B.
Co-Investor lnformation

(Co-lnvestor/Co-Trustee/Co-Authorized Signatory information, if applicable)

First Name	Last Name

Social Security/Taxpayer ID#	Date of Birth (MM/DD/YYYY)

Telephone #	E-mail Address

Residential Address (no P.O. Box)

Street Address	City	State	Zip

Mailing Address (if different from above)

Street Address	City	State	Zip

Please Indicate Citizenship Status

☐	U.S. Citizen	☐	Resident Alien	☐	Non-Resident Alien

C.
Entity Information (For Entity Investor Only; Individual Investor May Skip)

i.	Entity Information — Retirement Plan/Trust/Corporation/Partnership/Other
(Trustee(s) and/or Authorized Signatory(s) information MUST be provided in sections A and B)

Entity Name	Entity Tax ID#	Date of Trust

Entity Type (Select one - required)

☐	Retirement Plan	☐	LLC (Plan documentation required)
☐	Taxable Trust (First and last pages of the trust document required)	☐	Partnership (Plan documentation required)
☐	Tax-exempt Trust (First and last pages of the trust document required)	☐	Estate (Letter of Testamentary required)
☐	S-Corp (Corporate Resolution required	☐	Other (Specify)
☐	C-Corp (Corporate Resolution required)

Note for US. Persons: Check the appropriate box above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner. (See IRS Form W-9 instructions at www.irs.gov).

☐

If Subscriber checked “Partnership” or “Trust / estate”, or checked “LLC” and entered “P”, check this box if Subscriber has any foreign partners, owners, or beneficiaries. (See IRS Form W-9 instructions at www.irs.gov).

ii. Control Person (Required)

List below information regarding a person who possesses significant responsibility for managing the Investor (e.g., a Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Managing Member, General Partner or President):

Name	Date of Birth	Address (Residential or Business Street Address)	For U.S. Persons: Social Security Number	For Non-U.S. Persons: Passport Number and Country of Issuance, or other similar identification

Instructions:

•
The requirements of this Section C(ii) are independent of those listed in Sections A and B above.
•
Investor must list one person in this Section C(ii) and in Section B above.
•
Non-U.S. persons may provide a Social Security Number, an alien identification card number, or any other government-issued document evidencing nationality or residence and bearing a photograph.

iii. 25 Percent Owners (Required)

List below information regarding each person (if any), who, directly or indirectly, who through any contract, arrangement, understanding relationship or otherwise, owns 25 percent or more of the equity interests of Investor:

Name	Date of Birth	Address (Residential or Business Street Address)	For U.S. Persons: Social Security Number	For Non-U.S. Persons: Passport Number and Country of Issuance, or. other similar Identification

Instructions:

(a)
If none, simply strike through or mark the space N/A.
(b)
If more than 2 persons each own 25 percent or more of Investor's equity interest, use additional sheets.
(c)
Non-US. persons may provides Social Security Number, an alien identification card number, or any other government-issued document evidencing nationality or residence and bearing a photograph.
D.
Distribution Information

Distribution Information
Distributions by the Fund are to be paid by WIRE to the following account:
Account Name (must be in Subscriber’s name)
Name and Address of Financial Institution
ABA Number
Account Number
SWIFT Code:

Distribution Instructions

Only complete the following information if Subscriber does not wish to enroll in the Distribution Reinvestment Plan. All distributions will be reinvested unless one of the following is checked.

Non-Custodial Ownership

☐	Subscriber prefers that its distribution be deposited directly into the account listed above.

☐	Subscriber prefers that its distribution be paid by check and sent to the address listed in Section A.

Custodial Ownership

☐	Subscriber prefers that its distribution be sent to its Custodian for deposit into its Custodial account cited in Section M below.

Bank Information

Direct accounts only–applicable only when custodian is not involved. By providing Subscriber’s bank information, Subscriber hereby authorizes deposits to its account distributions and/or repurchases.

Name of Financial Institution

Street Address	City	State	Zip

ABA Number/Bank Account Number	Account Number

☐	Checking (Attach a voided check.)	☐	Saving (Attach a voided deposit slip.)	☐	Brokerage

E.
Consent to Electronic Communications (Provide email if Subscriber wishes to enroll in paperless e-delivery)

Email:

By providing the email above, the Subscriber requests and consents to receive all shareholder communications electronically for all investment products or share classes offered by the Fund. Communications include, but are not limited to, account statements, investor communications, annual and/or quarterly reports, tax forms, proxy materials and other required reports. The Subscriber may request a paper copy of a shareholder communication, update an email address or change this election at any time by contacting the Fund. Changes may take up to 30 days to take effect. Consent to electronic delivery is terminated by an invalid email address. Costs associated with accessing the internet may be incurred and certain software may need to be downloaded in order to view the materials delivered electronically. Timely access to materials may not be available in the event of a system failure or network outage. This electronic delivery program may be changed or discontinued and the terms may be amended at any time. In the event of discontinuation or as required by law, the Subscriber will receive paper copies of all shareholder communications.

F.
Authorized Persons

Please provide the following information for each person that is authorized to send or receive instructions regarding the Subscriber’s investment in the Fund.

Primary Contact
Name of Contact and Position or Title of Contact / Relationship to Subscriber
Address of Contact

Telephone Number	Facsimile Number
E-Mail Address

Additional Contact
Name of Contact and Position or Title of Contact / Relationship to Subscriber
Address of Contact

Telephone Number	Facsimile Number
E-Mail Address

Additional Contact
Name of Contact and Position or Title of Contact / Relationship to Subscriber
Address of Contact

Telephone Number	Facsimile Number
E-Mail Address

Additional Contact
Name of Contact and Position or Title of Contact / Relationship to Subscriber
Address of Contact

Telephone Number	Facsimile Number
E-Mail Address

G.
Accredited Investor Status

The Subscriber hereby represents and warrants that it is correctly and, in all respects, described by the category or categories indicated by it or its authorized representative below. Please check each box that applies:

INDIVIDUAL SUBSCRIBERS (INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS)

☐

The Subscriber has a net worth (or joint net worth together with the Subscriber’s spouse or spousal equivalent) in excess of $1,000,000 and the Subscriber has no reason to believe that the Subscriber’s net worth will not remain in excess of $1,000,000 for the foreseeable future.[1]

☐

The Subscriber had individual income (exclusive of any income attributable to the Subscriber’s spouse) of more than $200,000 for each of the past two (2) years or joint income with the Subscriber’s spouse or spousal equivalent in excess of $300,000 in each of those years and the Subscriber reasonably expects to reach the same individual income level, or the same joint income level, as the case may be, in the current year.[2]

☐

The Subscriber is an Individual Retirement Account, Keogh plan or other self-directed plan (i.e., a tax-qualified defined contribution plan in which a participant may exercise control over the investment of assets credited to his or her account) in which all of the participants are accredited investors (as described in this Section G of Attachment B).

1.
For these purposes, net worth means the fair market value of the Subscriber’s total assets less the Subscriber’s total liabilities, except that: (i) the Subscriber must exclude from the Subscriber’s assets the value of the Subscriber’s primary residence, and (ii) the Subscriber may exclude from the Subscriber’s liabilities the amount of indebtedness secured by the Subscriber’s primary residence other than any portion that (A) exceeds the fair market value of the Subscriber’s primary residence or (B) was incurred within sixty (60) days preceding the applicable closing date (other than as a result of the acquisition of the primary residence).
2.
Individual income means adjusted gross income, as reported for U.S. federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any tax-exempt interest income under Section 103 of the Code; (ii) the amount of losses claimed as a limited partner in a limited partnership as reported on Schedule E of Form 1040; (iii) any deduction claimed for depletion under Section 611 et seq. of the Code; (iv) amounts contributed to an Individual Retirement Account (as defined in the Code) or Keogh retirement plan; and (v) alimony paid.

☐

The Subscriber holds in good standing one or more professional certifications, designations or credentials or other credentials issued by an accredited educational institution that the SEC has designated as qualifying an individual for accredited investor status.[1]

☐	The Subscriber is a “knowledgeable employee,” as defined in Rule 3c-5(a)(4) under the Investment Company Act, of the Fund.

ENTITY SUBSCRIBERS

☐

The Subscriber is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of investing in the Fund.

☐

The Subscriber is a tax-exempt organization described in Section 501(c)(3) of the Code, a corporation, a Massachusetts or similar business trust, a partnership or a limited liability company not formed for the specific purpose of acquiring the Shares offered, with total assets in excess of $5,000,000.

☐	The Subscriber is a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “1934 Act”).

☐

The Subscriber is an investment company registered under the Investment Company Act or a BDC as defined in Section 2(a)(48) thereof that was not formed for the specific purpose of investing in the Fund.

☐

The Subscriber is a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, acting for its own account or for the account of an “accredited investor.”

☐	The Subscriber is a private BDC as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

☐

The Subscriber is an investment adviser registered pursuant to section 203 of the Advisers Act, registered pursuant to the laws of a state, or relying on the exemption from registration under section 203(l) or (m) of the Advisers Act.

☐	The Subscriber is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.

3.
The SEC has designated holders in good standing of the Series 7, Series 65 and Series 82 licenses as qualifying natural persons. The SEC may from time to time designate additional certifications, designations and credentials as qualifying an individual for accredited investor status.

☐

The Subscriber is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

☐	The Subscriber is an employee benefit plan within the meaning of Title I of ERISA, if:

☐	(A)	the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser;

☐	(B)	the employee benefit plan has total assets in excess of $5,000,000; or

☐	(C)	such plan is a self-directed plan with investment decisions made solely by persons that are “accredited investors.”

☐	The Subscriber is an insurance company as defined in Section 2(a)(13) of the Securities Act, acting for its own account or for the account of an “accredited investor.”

☐

The Subscriber is a “family office,” as defined in Rule 202(a)(11)(G)-1 under the Advisers Act, with assets under management in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares offered, and whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the investing in the Fund.

☐

The Subscriber is a “family client,” as defined in rule 202(a)(11)(G)-1 under the Advisers Act, of a family office meeting the requirements in the foregoing clause and whose prospective investment is directed by a person of the family office who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the investing in the Fund.

☐

The Subscriber is an entity (e.g., corporation, partnership, limited liability company, Indian tribe, governmental bodies, funds and entities organized under the laws of foreign countries) that owns not less than $5,000,000 in Net Investments and that was not formed for the specific purpose of acquiring the Shares offered.[1]

1 (1) Net Investments. (A) (1) securities (other than securities of an issuer that controls, is controlled by, or is under common control with, the person that owns such securities); (2) real estate held for investment purposes; (3) Commodity Interests held for investment purposes; (4) physical commodities held for investment purposes; (5) Financial Contracts held for investment purposes (to the extent they are not securities); and (6) cash and cash equivalents held for investment, less (B) any outstanding indebtedness incurred to acquire any of the foregoing.

(2) Investments. Includes the following:

(a)
Securities, including stocks, bonds and notes, other than securities of an issuer that controls, is controlled by or is under common control with the prospective qualified purchaser (e.g., an interest in a family-owned or closely-held business). Notwithstanding the foregoing, “Investments” includes securities held in (1) a company that files reports under the 1934 Act, or has a class of securities that is listed on a “designated offshore securities market,” as defined in Regulation S under the Securities Act, (2) any registered or unregistered investment company (i.e., a company that would be required to register but for the exclusions or exemptions provided in the Investment Company Act), or commodity pool and (3) any company with shareholders’ equity of not less than $50,000,000.
(b)
Real estate held for investment purposes. Real estate is not held for investment purposes if it is used by the prospective qualified purchaser or a related person for personal purposes or as a place of business, or in connection with the conduct of the trade or business of the prospective qualified purchaser or a related person; provided that real estate owned by a prospective qualified purchaser who is engaged primarily in the business of investing, trading or developing real estate in connection with such business may be deemed to be held for investment purposes. Residential real estate shall not be deemed to be used for personal purposes if deductions with respect to such real estate are not disallowed by Section 280A of the Code.
(c)
Any “Commodity Interests” held for investment purposes. “Commodity Interests” means any commodity futures contracts, options or commodity futures and options on physical commodities traded on or subject to the rules of (1) any contract market designated for trading such transactions under the U.S. Commodity Exchange Act, as amended (the “CEA”), and the rules thereunder, or (2) any board of trade or exchange outside the United States, as contemplated in Part 30 of the rules made under the CEA. A Commodity Interest or physical commodity owned, or a financial contract entered into, by a prospective qualified purchaser who is engaged primarily in the business of investing, reinvesting or trading in Commodity Interests, physical commodities or financial contracts in connection with such business may be deemed to be held for investment purposes.
(d)
Physical commodities (e.g., gold and silver), with respect to which futures contracts are traded on a contract market or board of trade described in (C) above, held for investment purposes.
(e)
Financial contracts (e.g., swaps and similar individually negotiated financial transactions), other than securities, held for investment purposes. “Financial Contract” means any arrangement that: (1) takes the form of an individually negotiated contract, agreement or option to buy, sell, lend, swap or repurchase, or other similar individually negotiated transaction commonly entered into by participants in the financial markets; (2) is in respect of securities, commodities, currencies, interest or other rates, other measures of value, or any other financial or economic interest similar in purpose or function to any of the foregoing; and (3) is entered into in response to a request from a counterparty for a quotation, or is otherwise entered into and structured to accommodate the objectives of the counterparty to such arrangement.
(f)
If the Subscriber is an excepted investment company (i.e., excluded from the definition of “investment company” pursuant to Section 3(c)(1) or 3(c)(7) of the Investment Company Act) or a commodity pool, any amounts payable to the Subscriber pursuant to a firm agreement or similar binding commitment pursuant to which a person has agreed to acquire an interest in, or make Capital Contributions to, the Subscriber upon demand.
(g)
Cash and cash equivalents (e.g., foreign currencies, bank deposits, certificates of deposit, bankers acceptances and the net cash surrender value of an insurance policy) held for investment purposes. Neither cash used by an individual to meet everyday expenses nor working capital used by a business is considered cash held for investment purposes.
(3)
Valuation. The value of Investments may be determined by either their fair market value on the most recent practicable date or their cost; provided that, in the case of Commodity Interests, value shall be the initial margin or option premium deposited in connection with such Commodity Interests.
(4)
Deductions; “Net Investments”. Any outstanding indebtedness incurred to acquire Investments must be deducted from the value of the Investments. In addition, any outstanding indebtedness incurred by an owner of a family company to acquire Investments must be deducted from the value of the family company’s Investments. “Net Investments” equals Investments minus such deductions.
(5)
Joint Investments. A natural person may include in the amount of such person’s Investments any Investments held jointly with such person’s spouse, or Investments in which such person shares with such person’s spouse a community property or similar shared ownership interest. Spouses who are making a joint investment may include in the amount of each spouse’s Investments any Investments owned by the other spouse (whether or not such Investments are held jointly).
(6)
Investments of Parents and Subsidiaries. A company may include Investments owned by majority-owned subsidiaries of the company, Investments owned by a company (“Parent Company”) of which the company is a majority-owned subsidiary, and Investments owned by other majority-owned subsidiaries of the Parent Company.
(7)
Retirement Plan Investments. A natural person may include in the amount of such person’s Investments any Investments held in an individual retirement account or similar account, so long as the Investments in such account are directed by and held for the benefit of such person.

☐

The Subscriber is an entity in which all of the equity owners, unit owners or participants (i.e., all partners (including limited partners) of a partnership, shareholders of a corporation and the grantor of a grantor trust, but not the beneficiaries of a true trust) are “accredited investors.”

☐	Other (describe):

H.
Status for Purposes of ERISA

The Investment Adviser currently intends to limit participation in the Fund by “Benefit Plan Investors” 1 to less than 25% of the interests in the Fund (calculated in the manner required under the Plan Asset Regulations) in order to prevent the Fund’s assets from being deemed to be “plan assets” under the Plan Asset Regulations. Accordingly, the Subscriber represents as follows. Check the applicable box for each category that applies to the Subscriber.

A.	☐	The Subscriber is not a Benefit Plan Investor and will not at any time while it holds Shares of the Fund be a Benefit Plan Investor.

B.	☐	The Subscriber is a Benefit Plan Investor that is (please check at least one and provide any additional information requested):

☐

An employee benefit plan as defined in Section 3(3) of ERISA that is subject to Part 4 of Subtitle B of Title I of ERISA – this includes U.S. pension plans and U.S. profit-sharing and 401(k) plans, “Multiemployer Plans” and “Taft-Hartley Plans,” but does not include U.S governmental plans, certain church plans and non-U.S. employee pension and welfare benefit plans;

☐

A “plan” described in Section 4975 of the Code, which is subject to Section 4975 of the Code, but which is not subject to subject to Part 4 of Subtitle B of Title I of ERISA – this includes a “Keogh” plan or an IRA;

1 A “Benefit Plan Investor” is (i) an employee benefit plan as defined in Section 3(3) of ERISA that is subject to Part 4 of Subtitle B of Title I of ERISA, (ii) a “plan” (including a “Keogh” plan or IRA) described in Section 4975 of the Code, which is subject to Section 4975 of the Code, or (iii) any entity (including certain insurance company general and separate accounts and certain investment funds) whose underlying assets include “plan assets” as determined under the Plan Asset Regulations by reason of a plan’s investment in the entity.

☐

An entity whose underlying assets include “plan assets” by reason of a plan’s investment in the entity (including insurance company separate accounts in which a plan invests or any entity deemed to hold “plan assets” by reason of 25% or more of any class of equity interests in the entity being held by Benefit Plan Investors). The percentage of equity interests in the Subscriber held by Benefit Plan Investors will not exceed ______%;

☐

An insurance company general account the assets of which are treated as including plan assets. The percentage of equity interests in the Subscriber held by Benefit Plan Investors will not exceed ______% (as determined under Department of Labor Prohibited Transaction Class Exemption 95-60).

I.
Controlling Person Status:

Please indicate by checking the appropriate box below whether the Subscriber is (i) a person who has discretionary authority or control with respect to the assets of the Fund, (ii) any person who provides investment advice for a fee (direct or indirect) with respect to such assets or (iii) a person who, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such a person in clauses (i) or (ii) (hereinafter, a “Controlling Person”). For purposes of this paragraph, “control”, with respect to a person other than an individual, means the power to exercise a controlling influence over the management or policies of such person:

☐	Yes

☐	No

J.
Subscriber’s Affiliation
A.
The Subscriber is an executive, employee, owner, officer or affiliate of any of the Fund, the Investment Adviser or any of their respective direct or indirect subsidiaries:

☐	Yes	☐	No

B.
The Subscriber is a family member or estate planning vehicle of any of the persons identified in Section I.A. above:

☐	Yes	☐	No

K.
PAY TO PLAY. Please check the appropriate box below if the Subscriber is or is investing on behalf of:

☐	Any state of the United States or a political sub-division of a state of the United States.

☐	Any agency, authority, or instrumentality of a state of the United States or political subdivision of a state of the United States.

☐

A pool of assets sponsored or established by a state of the United States or political subdivision thereof or any agency, authority or instrumentality thereof, or a general fund of a state of the United States.

☐	Plan or program of any person covered by this subsection K.

☐	An officer, agent, or employee of a state of the United States or political subdivision or any agency, authority or instrumentality thereof, acting in their official capacity.

If the Subscriber has checked any of the foregoing boxes, the Subscriber certifies that other than Rule 206(4)-5 promulgated under the Advisers Act, there are no other “pay to play” or similar regulations that would be imposed on the Fund or the Investment Adviser or their affiliates in connection with the Subscriber’s Shares.

Please check the following box to indicate that the Subscriber is making such a certification. ☐

L.
Financial Advisor Information

Financial advisor ID number	First name	Middle initial	Last name ☐ Mr. ☐ Mrs. ☐ Ms.

Firm name	Is Firm an RIA? ☐ Yes ☐ No (if unanswered, then NO)

Branch address	City	State

( )
Branch number	Phone number	Extension	Email address

M.
Custodian Information

( )
Name of custodian or trustee	Custodian or trustee phone number

Mailing address	City	State	Zip

Custodian Tax ID Number	Custodian account number

ATTACHMENT C

INSTRUCTIONS FOR OBTAINING IRS FORM; ADDITIONAL TAX MATTERS

If Subscriber is a “U.S. Person,” please either (i) certify to the following or (ii) obtain, sign and return a properly completed IRS Form W-9 to the Fund.

SUBSTITUTE IRS FORM W-9 CERTIFICATIONS (required for U.S. investors):

Under penalties of perjury, Subscriber certifies that:

(1)
The number shown on this Subscription Agreement is its correct taxpayer identification number (or Subscriber is waiting for a number to be issued to it); and
(2)
Subscriber is not subject to backup withholding because: (a) Subscriber is exempt from backup withholding, or (b) Subscriber has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified the Subscriber that it is no longer subject to backup withholding; and
(3)
Subscriber is a U.S. citizen or other U.S. person (including a resident alien) (defined in IRS Form W-9); and
(4)
The FATCA code(s) entered on this form (if any) indicating that Subscriber is exempt from FATCA reporting is correct.

Certification instructions

Subscriber must cross out item 2 above if it has been notified by the IRS that it is currently subject to backup withholding because it has failed to report all interest and dividends on its tax return.

The Internal Revenue Service does not require Subscriber’s consent to any provision of this document other than the certifications required to avoid backup withholding.

(Signature of Individual)

(Printed Name)

(Signature of Co-Investor or Custodian) (If applicable)

(Printed Name)

C-1

(MUST BE SIGNED BY CUSTODIAN OR TRUSTEE IF PLAN IS ADMINISTERED BY A THIRD PARTY)

If Subscriber is a Non-U.S. Person, please sign and return a properly completed IRS Form W-8BEN, W-8BEN-E, W-8ECI, W-8EXP or W-8IMY (or in each case any successor thereof), as applicable, to the Fund.

The IRS forms (including instructions) can be obtained from the IRS website at:

IRS Form W-9 http://www.irs.gov/pub/irs-pdf/fw9.pdf.

IRS Form W-8BEN https://www.irs.gov/pub/irs-pdf/fw8ben.pdf.

IRS Form W-8BEN-E https://www.irs.gov/pub/irs-pdf/fw8bene.pdf.

IRS Form W-8ECI http://www.irs.gov/pub/irs-pdf/fw8eci.pdf.

IRS Form W-8EXP https://www.irs.gov/pub/irs-pdf/fw8exp.pdf.

IRS Form W-8IMY https://www.irs.gov/pub/irs-pdf/fw8imy.pdf.

For these purposes, section 7701(a)(30) of the Code defines a “U.S. Person” as: (i) an individual who is a citizen or resident of the U.S.; (ii) a corporation, partnership or other entity created or organized in the U.S. or under the laws of the U.S. or any political subdivision thereof; (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust (A) which is subject to the supervision of a court within the U.S. and the control of one or more U.S. Persons as described in Section 7701(a)(30) of the Code or (B) that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. Person. For purposes of these rules, a “Non-U.S. Person” is a person or entity that is not a U.S. Person.

C-2

ATTACHMENT D

CIFC Direct Lending Evergreen Fund

ADDITIONAL CAPITAL CONTRIBUTION REQUEST

Dated:	,

To:	CIFC Direct Lending Evergreen Fund c/o CIFC Direct Lending Evergreen Fund GP LLC 1 SE 3rd Ave, Suite 1660 Miami, Florida 33131 U.S.A.

Dear Sir or Madam:

The undersigned shareholder (the “Shareholder”) of CIFC Direct Lending Evergreen Fund (the “Fund”) hereby irrevocably agrees to make an additional Capital Contribution to the amount of $ , or such lesser amount as may be accepted by the Fund in the Fund’s sole discretion (the “Additional Capital Contribution”).

The Shareholder acknowledges and agrees: (i) that the Additional Capital Contribution may be accepted or rejected by the Fund in the Fund’s sole discretion; (ii) that upon acceptance of the Additional Capital Contribution by the Fund, the Shareholder will be obligated to contribute the entire Additional Capital Contribution amount to the Fund on such date as the Fund may determine; (iii) that, except as otherwise set forth herein, the Shareholder is making the Additional Capital Contribution on the terms and conditions contained in the Subscription Agreement, dated ___________ ___, 202_, previously executed by the Shareholder and accepted by the Fund (the “Subscription Agreement”); (iv) that the representations and warranties of the Shareholder contained in the Subscription Agreement (including all attachments thereto) are true and correct as of the date set forth below; and (v) that any other information provided by the Shareholder in the Subscription Agreement is correct as of the date set forth below.

THE UNDERSIGNED AGREES TO NOTIFY THE FUND PROMPTLY SHOULD THERE BE ANY CHANGE IN ANY OF THE FOREGOING INFORMATION.

IN WITNESS WHEREOF, the Shareholder has executed this Additional Capital Contribution Request as of the date set forth below.

(Name of Shareholder)
By:
Name:
Title:

D-1

The foregoing Additional Capital Contribution is hereby accepted as to $_______________ upon the terms and conditions set forth above this ___ day of ___________, 202_.

CIFC Direct Lending Evergreen Fund

By:

Name:

Title:

D-2

ATTACHMENT E

PRIVACY NOTICE

Rev. September 2024

FACTS	WHAT DOES CIFC / LBC DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪
Social Security number and income
▪
Account balances and transaction history
▪
Assets, income and investment experience
▪
Wire transfer instructions

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons CIFC/LBC chooses to shares; and whether you can limit this sharing.

Reasons we can share your personal information	Does CIFC/LBC share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	Yes	Yes
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share

For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	Yes	No
To limit our sharing
▪
Call (212) 724-1200 or email legal@cifc.com or
▪
Visit us online: www.cifc.com or www.lbccredit.com

Please note:

If you are a new customer, we can begin sharing your information thirty (30) days from the date to share your information we sent this notice. When you are no longer our customer, we continue as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call (212) 624-1200 or email legal@cifc.com or go to www.cifc.com or www.lbccredit.com

Page Who we are
Who is providing this notice?	CIFC Asset Management LLC, LBC Credit Management, L.P. and their affiliates
What we do
How does CIFC / LBC protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does CIFC / LBC collect my personal information?

We collect your personal information, for example, when you

▪
Open an account and/or provide account information
▪
Enter into an investment advisory contract
▪
Direct us to buy/sell securities
▪
Give us your contact information
▪
Make a wire transfer

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪
sharing for affiliates’ everyday business purposes —information about your creditworthiness
▪
affiliates from using your information to market to you
▪
sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies, and includes persons or companies that directly or indirectly, controls or is controlled by, or is under common control with CIFC.

Nonaffiliates
▪
Companies not related by common ownership or control. They can be financial and nonfinancial companies.
▪
Financial service providers such as administrators, prime brokers and banks that assist CIFC as part of the ordinary course of servicing investments;
▪
Nonaffiliated representatives of CIFC, such as outside counsel, accountants and auditors;
▪
Persons acting in fiduciary or representative capacity on behalf of an individual investor, such as a custodian or trustee of a grantor trust.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

▪
Our joint marketing partners include unaffiliated broker dealers, registered investment advisers and other financial companies.